Exhibit 10.50

                        ASSIGNMENT AND CONSENT AGREEMENT


     This Assignment and Consent Agreement (this "Agreement") is made and executed as of the 17'x' day of November, 2003, by and among Joseph Kristul, an individual, and Kristul Group, as assignor (collectively, "Assignor"), Environmental Friendly Materials, GMBH, a German company, as assignee ("Assignee") and HomeCom Communications, Inc. ("Licensor").

     Whereas, Assignor is the licensee and Licensor is the licensor under that certain License Agreement (the "License Agreement"), a fully executed copy of which is annexed hereto, as Exhibit A, pursuant to which, among other things, Assignor acquired the non-exclusive license (the "License") to manufacture and distribute Hybrid Non-Isocyonate Polyurethane binders and related components for chemically resistant industrial plants and floor coverings (the "Product"); and

     Whereas, Assignor desires to assign to Assignee and Assignee desires to acquire from Assignor, all right, title and interest of Assignor as licensee under and pursuant to the License Agreement ("Assignor's Interest"), on and subject to the terms and conditions hereinbelow set forth;

     Now, Therefore, in consideration of the sum of Ten and 00/100 ($10.00) Dollars is hand paid, and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby incorporated into the body of this Agreement by reference, as if set forth at length in detail herein.

     2. Assignment. Assignor, as and from the date hereof, hereby sells, assigns, transfers and conveys to Assignee, all of Assignor's right, title and interest as licensee under and pursuant to the License Agreement.

     3. Assumption. Assignee, as and from the date hereof, hereby assumes the right, title, interest and obligations of Assignor under and pursuant to the License Agreement.

     4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective designees, affiliates, successors and assigns.

     IN WITNESS WHEREOF, this Assignment and Consent Agreement has been duly executed and delivered by Assignor and by duly authorized officers of the Assignee as of the date first set forth above.

                                    ASSIGNOR:

                                    KRISTUL GROUP


                                    By: /s/
                                    -------------------------------------------
                                    Joseph Kristul

                                    /s/
                                    -------------------------------------------
                                    Joseph Kristul, individually


                                    ASSIGNEE:

                                    ENVIRONMENTAL FRIENDLY MATERIALS, GMBH,
                                    a German company

                                    By: /s/
                                    -------------------------------------------
                                    Name/Title:  H.-J. Skrobanek Geschaftsfuhrer



                              Consent to Assignment
                              ---------------------

This Agreement is being executed by Licensor solely to acknowledge the consent by Licensor (i) to the assignment to Assignee of Assignor's Interest (as hereinabove defined), and (ii) to recognize Assignee as the licensee under the License Agreement as and from the date of this Agreement.


                                    HOMECOM COMMUNICATIONS, INC.

                                    By: /s/ Michael Sheppard
                                    -------------------------------------------
                                    Name/Title:  V.P. Lic. Tech. Div.



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